UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2013

               ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

                              (614) 283-6500
(Registrant's telephone number, including area code)

               Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

At the meeting of the Compensation Committee of the Board of Directors (the “Board”) of Abercrombie & Fitch Co. (the "Registrant") held on March 26, 2013, the Compensation Committee approved:

•
The form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries under the Abercrombie & Fitch Co. Amended and Restated 2007 Long-Term Incentive Plan (the “2007 Plan”) on or after March 26, 2013. The form of the Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights under the 2007 Plan to associates of the Registrant and its subsidiaries is filed as Exhibit 10.1 to this Current Report on Form 8-K.

•
The form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries under the Abercrombie & Fitch Co. 2005 Long-Term Incentive Plan (the “2005 Plan”) on or after March 26, 2013. The form of the Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights under the 2005 Plan to associates of the Registrant and its subsidiaries is filed as Exhibit 10.2 to this Current Report on Form 8-K.

•
The form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries under the 2007 Plan on or after March 26, 2013. The form of the Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units under the 2007 Plan to associates of the Registrant and its subsidiaries is filed as Exhibit 10.3 to this Current Report on Form 8-K.

•
The form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries under the 2005 Plan on or after March 26, 2013. The form of the Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units under the 2005 Plan to associates of the Registrant and its subsidiaries is filed as Exhibit 10.4 to this Current Report on Form 8-K.

•
The form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries under the 2007 Plan on or after March 26, 2013. The form of Performance Share Award Agreement to be used to evidence the grant of performance shares under the 2007 Plan to associates of the Registrant and its subsidiaries is filed as Exhibit 10.5 to this Current Report on Form 8-K.

•
The form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries under the 2005 Plan on or after March 26, 2013. The form of Performance Share Award Agreement to be used to evidence the grant of performance shares under the 2005 Plan to associates of the Registrant and its subsidiaries is filed as Exhibit 10.6 to this Current Report on Form 8-K.

•
The form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2007 Plan on or after March 26, 2013. The form of the Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights under the 2007 Plan to associates of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, is filed as Exhibit 10.7 to this Current Report on Form 8-K.

•
The form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2005 Plan on or after March 26, 2013. The form of the Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights under the 2005 Plan to associates of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, is filed as Exhibit 10.8 to this Current Report on Form 8-K.

•	The form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2007 Plan on or after March 26, 2013. The form of the Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units under the 2007 Plan to associates of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, is filed as Exhibit 10.9 to this Current Report on Form 8-K.

•
The form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2005 Plan on or after March 26, 2013. The form of the Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units under the 2005 Plan to associates of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, is filed as Exhibit 10.10 to this Current Report on Form 8-K.

•
The form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2007 Plan on or after March 26, 2013. The form of Performance Share Award Agreement to be used to evidence the grant of performance shares under the 2007 Plan to associates of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, is filed as Exhibit 10.11 to this Current Report on Form 8-K.

•
The form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2005 Plan on or after March 26, 2013. The form of Performance Share Award Agreement to be used to evidence the grant of performance shares under the 2005 Plan to associates of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, is filed as Exhibit 10.12 to this Current Report on Form 8-K.

The agreements discussed above reflect changes to each of the various award agreements to separate the “Grant Date” from the “Vesting Date.” Historically, the Company has used the anniversaries of a grant date as the related vesting dates. The changes approved by the Compensation Committee allow the Compensation Committee to have additional flexibility in establishing one or more vesting dates that are different than the anniversary date. Additionally, the Company added stronger non-solicitation language in each of the various award agreements as well as the ability to provide varying lengths of time for these provisions to be effective. The length of time the Company would want protection for these eventualities will vary depending on the level of an associate and the area of the Company in which they are employed. Finally, the Company developed a series of special award agreements to include explicit language concerning non-competition. This will align the language in the award agreements with the separate non-competition agreements the Company utilizes in cases where equity awards are made in consideration for obtaining these agreements. Separate award agreements will cover each type of equity award.

Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable.
(d) Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

10.1
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries under the 2007 Plan on or after March 26, 2013

10.2
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries under the 2005 Plan on or after March 26, 2013

10.3
Form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries under the 2007 Plan on or after March 26, 2013

10.4
Form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries under the 2005 Plan on or after March 26, 2013

10.5
Form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries under the 2007 Plan on or after March 26, 2013.

10.6
Form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries under the 2005 Plan on or after March 26, 2013.

10.7
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2007 Plan on or after March 26, 2013

10.8
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2005 Plan on or after March 26, 2013

10.9
Form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2007 Plan on or after March 26, 2013

10.10
Form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2005 Plan on or after March 26, 2013

10.11
Form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2007 Plan on or after March 26, 2013.

10.12	Form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2005 Plan on or after March 26, 2013.

[Remainder of page intentionally left blank; signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: April 29, 2013	By: /s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.        Description

10.1
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries under the 2007 Plan on or after March 26, 2013.

10.2
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries under the 2005 Plan on or after March 26, 2013.

10.3
Form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries under the 2007 Plan on or after March 26, 2013.

10.4
Form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries under the 2005 Plan on or after March 26, 2013.

10.5
Form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries under the 2007 Plan on or after March 26, 2013.

10.6
Form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries under the 2005 Plan on or after March 26, 2013.

10.7
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2007 Plan on or after March 26, 2013.

10.8
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2005 Plan on or after March 26, 2013.

10.9
Form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2007 Plan on or after March 26, 2013.

10.10
Form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2005 Plan on or after March 26, 2013.

10.11
Form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2007 Plan on or after March 26, 2013.

10.12
Form of Performance Share Award Agreement to be used to evidence the grant of performance shares to associates (employees) of the Registrant and its subsidiaries, subject to special non-competition and non-solicitation agreements, under the 2005 Plan on or after March 26, 2013.